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                                                                    EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

         This SECURITIES PURCHASE AGREEMENT (this "Agreement") is made and entered into as of June 23, 2003 by and among Superconductor Technologies Inc., a Delaware corporation (the "Company"), and each of the purchasers set forth on the signature pages of this Agreement (the "Investors") with reference to the following facts:

         A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

         B. The Investors desire to purchase, and the Company desires to issue and sell, upon the terms and conditions in this Agreement, (i) an aggregate of 5,116,278 shares (the "Shares") of the Company's common stock, par value $0.001 per share ("Common Stock"), at $2.15 per share and (ii) stock purchase warrants in the form attached hereto as Exhibit A (the "Warrants") to purchase up to an aggregate of 1,279,069 additional shares of Common Stock (the "Warrant Shares").

         D. Each Investor wishes to purchase, upon the terms and conditions in this Agreement, the number of Shares and the number of Warrants set forth immediately next to its name on the signature pages of this Agreement.

         E. Contemporaneous with the closing of the transactions contemplated by this Agreement, the parties will be executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company will agree to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws. This Agreement, the Warrants and the Registration Rights Agreement are collectively referred to as the "Transaction Documents".

         NOW, THEREFORE, the Company and each of the Investors severally (and not jointly) hereby agree as follows:

         1.       Purchase and Sale of Shares and Warrants.

                  1.1 Purchase of Shares and Warrants. On the Closing Date (as defined below), the Company shall issue and sell to each Investor, and each Investor severally agrees to purchase from the Company, the number of Shares and Warrants set forth immediately next to such Investor's name on the signature pages to this Agreement.

                  1.2 Form of Payment. On the Closing Date, (i) each Investor shall pay the purchase price for the Shares and the Warrants to be issued and sold to it at the Closing (as defined below) (the "Purchase Price") against delivery of duly executed certificates representing the Shares and duly executed Warrants which such Investor is purchasing and (ii) the Company shall deliver such certificates and Warrants duly executed on behalf of the Company, to such Investor, against delivery of such Purchase Price. Payment of the Purchase Price shall be made by wire transfer of immediately available funds through an escrow agent on terms and instructions set forth in an Escrow Agreement dated the date hereof among the Company, RBC

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Dain Rauscher Inc., as agent of the Company in connection with the placement of the Shares and Warrants to be issued and sold pursuant hereto (the "Placement Agent"), and Marshall & Ilsley Trust Company N.A., as escrow agent.

                  1.3 Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 of this Agreement, the date and time of the issuance and sale of the Shares and the Warrants pursuant to this Agreement (the "Closing Date") shall be 9:00 a.m., Pacific Time, on June 25, 2003 or such other time as may be agreed between the Company and the Placement Agent in writing. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at the offices of Guth|Christopher LLP, 10866 Wilshire Boulevard, Suite 1250, Los Angeles, California, or at such other location as may be agreed between the Company and the Placement Agent in writing.

                  1.4 Adjustments. If at any time prior to the Closing the outstanding shares of Common Stock are subdivided into a greater number of shares or consolidated into a lesser number of shares, then proportionate adjustments shall be made to the per share purchase price and number of shares of Common Stock purchased hereunder and under the form of Warrant attached hereto in order to prevent dilution and maintain the same aggregate consideration hereunder and thereunder.

         2. Investors' Representations, Warranties and Covenants. Each Investor severally (and not jointly) represents, warrants and covenants to the Company solely as to such Investor that:

                  2.1 Investment Purpose. As of the date hereof, the Investor is purchasing the Shares and the Warrants for its own account and without a present view towards the public sale or distribution of the Shares, Warrants or Warrant Shares (collectively the "Securities"), except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

                  2.2 Investor Status. The Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D. In the normal course of its business, the Investor invests in or purchases securities similar to the Shares and Warrants and it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing the Shares and Warrants.

                  2.3 Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

                  2.4 Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares and Warrants which have been requested by the Investor or its advisors. The Investor and its advisors, if any, have been afforded the

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opportunity to ask questions of the Company. The Investor understands that its investment in the Shares and Warrants involves a significant degree of risk.

                  2.5 Other Matters. The Investor has read the confidential disclosure set forth under the heading "Other Matters" on the term sheet dated June 5, 2003 for the offering of securities under this Agreement (the "Term Sheet"). The Investor has been presented with an opportunity to ask questions concerning such matters and has received all information concerning such matters considered material by that Investor to its decision to purchase the securities offered hereby.

                  2.6 Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

                  2.7      Transfer or Re-sale. The Investor understands that
(i) except as provided in the Registration Rights Agreement, the sale or re-sale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the Securities Act, (b) the Securities are sold or transferred pursuant to an exemption from such registration provided that with respect to a transfer or sale pursuant to this clause (b) only, the Investor, upon the reasonable request of the Company, shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144")) of the Investor who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2.7 and who is an "accredited investor" (as defined in Rule 501(a) of Regulation D) or
(d) the Securities are sold pursuant to Rule 144; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and
(iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; provided, however, that upon execution on any such pledge, the pledgee shall be subject to the restrictions on transfer of the Securities contained in this Agreement.

                  2.8 Legends. The Investor understands that the Shares and the Warrants and, until such time as the Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the certificates for the Shares and Warrant Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

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         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws. Notwithstanding the foregoing, the securities represented by this certificate [and the securities issuable upon exercise of these securities] may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by such securities.

         The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for resale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144(k) without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act and such sale or transfer is effected or (c) such holder provides the Company with reasonable and customary assurances that such Security can be sold pursuant to Rule 144 and such sale or transfer is effected. The Investor agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

         The Company shall cause its counsel to issue a legal opinion to the company's transfer agent within 1 trading day after the date on which a registration statement under which the securities may be sold is declared effective by the SEC (the "Effective Date") to the effect that a registration statement with respect to such securities has become effective under the Securities Act and that such shares may be transferred without restriction under the Securities Act. Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than two trading days following the delivery by an Investor to the Company or the Company's transfer agent of a legended certificate representing such Securities, deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

                  2.9 Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Investor, and this Agreement constitutes, and upon execution and delivery by the Investor of the Registration Rights Agreement, such agreement will constitute, valid and binding agreements of the Investor enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar rights affecting or relating to creditors' rights generally and general principles of equity.

                  2.10 Residency. The Investor is a resident of the jurisdiction set forth immediately next to such Investor's name on the signature pages hereto.

                  2.11 Trading Limitations. The Investor will not directly or indirectly sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to shares of

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Common Stock, except in compliance with all relevant securities laws and regulations. The Investor has not engaged in any sales of Common Stock within the past ten (10) trading days

         3. Representations and Warranties of the Company. The Company represents and warrants to each Investor that:

                  3.1 Organization and Qualification. The Company and each of its Subsidiaries (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Schedule 3.1 sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the holder's rights relating to the Securities, (ii) the business, operations, assets, financial condition or prospects of the Company and its Subsidiaries taken as a whole, (iii) the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith or (iv) the authority or the ability of the Company to perform its obligations under this Agreement, the Registration Rights Agreement or the Warrants. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

                  3.2 Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Warrants and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants by the Company, and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrants and the issuance and reservation for issuance of the Warrant Shares issuable upon exercise of the Warrants) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement and the Warrants, each of such agreements and instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar rights affecting or relating to creditors' rights generally and general principles of equity.

                  3.3 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 125,000,000 shares of Common Stock, of which 59,823,553 shares are issued and outstanding, 11,355,458 shares are reserved for issuance pursuant to the Company's stock option plans, 10,294,420 shares are reserved for issuance pursuant to securities (other than the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock, 1,258,247 shares are reserved for issuance upon exercise of the Warrants; and (ii) 2,000,000 shares of preferred stock, of which no shares are issued and outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or

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encumbrances imposed through the actions or failure to act of the Company.
Except as disclosed in Schedule 3.3, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement), (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Shares, the Warrants or Warrant Shares, and (iv) there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party. The Company has made available to counsel for the Investors true and correct copies of the Company's Restated Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's Bylaws, as in effect on the date hereof (the "Bylaws"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto except for stock options granted under any benefit plan of the Company.

                  3.4 Issuance of Shares. The Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof. The Warrant Shares are duly authorized and reserved for issuance and, upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

                  3.5 No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or Bylaws or (ii) except as set forth on Schedule 3.5, violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, Bylaws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or

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any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Investor owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible or actual violations, if any, the sanctions for which would not, individually or in the aggregate, have a Material Adverse Effect. Except as specifically contemplated by this Agreement, except as set forth on Schedule 3.5 hereto, and except as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement or the Warrants in accordance with the terms hereof or thereof or to issue and sell the Shares and Warrants in accordance with the terms hereof and to issue the Warrant Shares upon exercise of the Warrants. Except as disclosed in Schedule 3.5, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of Common Stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or delisting the Common Stock from the Nasdaq National Market. The issuance of the Securities does not require shareholder approval, including, without limitation, pursuant to the Nasdaq Marketplace Rules. The Company has not in the two years preceding the date hereof received notice (written or oral) from the NASDAQ, any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  3.6 SEC Documents; Financial Statements. Since January 1, 2000, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to each Investor true and complete copies of any SEC Documents specifically requested by the Investor which are not available from the SEC's EDGAR database, except for exhibits and incorporated documents, and the Company understands that the Investor has secured copies of the remainder of such SEC Documents from the SEC's EDGAR database. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as

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have been amended or updated in subsequent filings prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such SEC Documents and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such SEC Documents, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, would not have a Material Adverse Effect.

                  3.7 Absence of Certain Changes. Except as disclosed in the SEC Documents, since December 31, 2002, there has been no change or development which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect. Since the date of the latest audited financial statements included within the SEC Documents, except as specifically disclosed in the SEC Documents, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not altered its method of accounting or the identity of its auditors, (iii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (iv) the Company has not issued any equity securities to any officer, director or other affiliate, except pursuant to existing Company stock option plans.

                  3.8 Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, claim, proceeding or, to the knowledge of the Company and its Subsidiaries, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect.

                  3.9 Intellectual Property. The Company and each of its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intellectual Property") necessary for the conduct of its business as now being conducted and as proposed to be conducted. Except as disclosed in the SEC Documents, neither the Company nor any of its subsidiaries has received written notice that it is infringing upon or in conflict with any third party Intellectual Property. Except as set forth on Schedule 3.9, neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or such subsidiary's ownership or right to use its Intellectual Property. The Company's Intellectual

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Property is valid and enforceable, and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company has complied with its contractual obligations relating to the protection of the Intellectual Property used pursuant to licenses. To the Company's knowledge, no person is infringing on or violating the Intellectual Property owned or used by the Company.

                  3.10 Environment. (i) There is no environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company or any of its subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of the subsidiaries has violated any environmental law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and will not have a Material Adverse Effect.

                  3.11 Title. The Company and each of its subsidiaries has good title in fee simple to all real property and good title to all personal property owned by it which is material to its business, free and clear of all liens, encumbrances and defects except for such defects in title that, individually or in the aggregate, could not have a Material Adverse Effect. Any real property and facilities held under lease by the Company or any of its subsidiaries are held by the Company or such subsidiary under valid, subsisting and enforceable leases with such exceptions which have not had and will not have a Material Adverse Effect.

                  3.12 Insurance. The Company and its subsidiaries maintain such insurance relating to their business, operations and assets as is appropriate to their business, assets and operations, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses, assets and operations, and such insurance coverages will be continued in full force and effect to and including the Closing Date other than those insurance coverages in respect of which the failure to continue in full force and effect could not reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries are in compliance with the terms of such policies in all material respects. There are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which an insurance company is denying liability or defending under a reservation of rights clause.

                  3.13 No Brokers. The Company has not engaged any person to which or to whom brokerage commissions, finder's fees, financial advisory fees or similar payments are or will become due in connection with this Agreement or the transactions contemplated hereby except for the Placement Agent, to whom the Company will pay a fee in respect of the sale of the Shares and Warrants to the Investors.

                  3.14 Tax Status. The Company and each of its subsidiaries has made or filed all material federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company or the applicable subsidiary has set aside on its books provisions adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no material unpaid taxes claimed to be due by the taxing authority of any jurisdiction. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns have been or is being audited by any taxing authority.

                  3.15 No General Solicitation. Neither the Company nor any person participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation" or "general advertising" as such terms are used in Regulation D, with respect to any of the Securities being offered hereby.

                  3.16 Securities Laws. Neither the Company, nor any person acting on its or their behalf the Company's behalf, has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law (except as would not result in a violation of applicable law), regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of The Nasdaq Stock Market. Assuming the truth and accuracy of the representations and warranties of the Investors set forth in Section 2 of this Agreement, the Investors will not be statutory underwriters within the meaning of Section 2(a)11 of the Securities Act.

                  3.17 Form S-3 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. Except for obtaining the waivers disclosed on Schedule 3.5, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

                  3.18 Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that constitutes or might constitute material, nonpublic information, except the information which will be disclosed in the press release issued pursuant to Section 4.3. The Company understands and confirms that each of the Investors will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the Exchange Act are being incorporated into an effective registration statement filed by the Company under the Securities Act). The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

                  3.19 Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                  3.20 No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement and the Warrants, and the application of the proceeds therefrom, will not be, an "investment company" required to be registered under the Investment Company Act of 1940 (an "Investment Company"). The Company is not controlled by an Investment Company.

                  3.21 Form of Shares. The form of certificates for the Shares conforms to the requirements of the corporate law of the State of Delaware.

                  3.22 Permits. The Company and each of its Subsidiaries has all material licenses, certifications, permits, franchises, approvals, clearances and other regulatory authorizations ("Permits") from governmental authorities as are necessary to conduct their respective businesses as currently conducted and to own, lease and operate their respective properties in the manner described in the SEC Documents, except where the failure to have any such Permit would not have a Material Adverse Effect. There is no claim, proceeding or controversy, pending or, to the knowledge of the Company, threatened, involving the status of or sanctions under any of the Permits. The Company and each of the Subsidiaries has fulfilled and performed all of its material obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, the revocation, termination, modification or other impairment of the rights of the Company or any of its Subsidiaries under any such Permit.

                  3.23 Stabilization. Neither the Company, nor to the Company's knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                  3.24 Material Contracts. Except for matters which are specifically disclosed in the SEC Documents, the contracts listed as exhibits to the SEC Documents, other than those contracts that are substantially performed or expired by their terms, are in full force and effect on the date hereof, and none of the Company, its Subsidiaries and, to the Company's knowledge, any other party, is in material breach of or default under any such contract. Neither the Company nor any of the Subsidiaries has sent or received any notice indicating the termination of or intention to terminate any such contract, and no such termination has been threatened by the Company, any of its Subsidiaries, or, to the Company's knowledge, any other party.

                  3.25 Sarbanes-Oxley Act. The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and the rules and regulations promulgated thereunder, that are effective and intends to comply in all material respects with other applicable provisions of the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, upon the effectiveness of such provisions.

                  3.26 Internal Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  3.27 Forward-Looking Statements. The information contained in the SEC Documents regarding the Company's expectations, plans and intentions, and any other information that constitutes "forward-looking" information within the meaning of the Securities Act and the Exchange Act were made by the Company on a reasonable basis and reflected the Company's good faith belief and/or estimate of the matters described therein, in each case as of the date of the SEC Document containing such information.

                  3.28 Acknowledgment Regarding Investors' Purchase of Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company or any other Investor (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Investors' purchase of the Securities. The Company further represents to each Investor that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

         4.       Covenants.

                  4.1 Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Sections 5 and 6 of this Agreement.

                  4.2 Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Shares and Warrants as required under Regulation D and to provide a copy thereof to counsel for the Investors promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Investors at the Closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Investor on or prior to the Closing Date.

                  4.3 Reporting Status; Eligibility to Use Form S-3. The Company's Common Stock is registered under Section 12(g) of the Exchange Act. So long as any Investor beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and will take all necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3 for the resale of Common Stock by the Investors. On or before 9:30 a.m., Eastern Daylight time, on the Closing Date, the Company shall issue a press release and, within one (1) business day of the Closing Date, the Company shall file with the SEC a Current Report on Form 8-K, in each case, describing the material terms of the transactions contemplated hereby and disclosing any other material, nonpublic information provided by or through the Company to any Investor in connection with the issuance and sale of the Shares and Warrants (except the information referred to under the heading "Other Matters" in the Term Sheet). Such press release and Form 8-K shall be subject to prior review by counsel for each Investor. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission or any regulatory agency or The Nasdaq Stock Market, without the prior written consent of such Investor, except to the extent such disclosure (but not any disclosure as to the controlling persons thereof) is required by law or the regulations of The Nasdaq Stock Market, in which case the Company shall provide such Investor with prior notice of such disclosure. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the Form 8-K described above without the express written consent of such Investor. Each press release disseminated during the three years preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

                  4.4 Use of Proceeds. The Company shall use the proceeds from the sale of the Shares and the Warrants in the manner set forth in Schedule 4.4.

                  4.5 Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full exercise of the Warrants. The Company shall not reduce the number of shares of Common Stock reserved for issuance upon exercise of the Warrants (except as a result of the issue of the Warrant Shares upon the exercise of the Warrants) without the consent of the Investors

                  4.6 Listing. On the Closing Date, the Company shall have applied for the listing of the Shares and Warrant Shares, in each case, upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed or quoted and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Shares from time to time issuable hereunder and all Warrant Shares from time to time issuable upon exercise of the Warrants. The Company shall use its best efforts to keep its shares of Common Stock listed on The Nasdaq National Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of The Nasdaq Stock Market.

                  4.7 No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause the offering of Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

                  4.8 Furnishing of Information. As long as any Investor owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any Investor, the Company shall deliver to such Investor a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Investors to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

                  4.9 Reimbursement. If any Investor or any of its affiliates or any officer, director, partner, controlling person, employee, broker or agent of a Investor or any of its affiliates (a "Related Person") becomes involved in any capacity in any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened (a "Proceeding") brought by or against any person in connection with or as a result of the transactions contemplated by the Transaction Documents other than relating to the Registration Statement, Prospectus or other matter contemplated by Section 6.1 of the Registration Rights Agreement, the Company will indemnify and hold harmless such Investor or Related Person for its reasonable legal and other expenses (including the reasonable costs of any investigation, preparation and travel) and for any losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, costs of preparation and reasonable attorneys' fees (collectively, "Losses") incurred in connection therewith, as such expenses or Losses are incurred, excluding only Losses that result directly from such Investor's or Related Person's gross negligence or willful misconduct. In addition, the Company shall indemnify and hold harmless each Investor and Related Person from and against any and all Losses, as incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by Section
6.3 of the Registration Rights Agreement. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Investors and any such Related Persons. The Company also agrees that neither the Investors nor any Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company arise out of or result from the bad faith, gross negligence or willful misconduct of the applicable Investor or Related Person in connection with such transactions or arise out of or relate to any breach by a Investor of any of the representations, warranties or covenants made by a Investor in this Agreement or any other Transaction Document. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Investors on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses). Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Investors on demand for all reasonable costs of enforcing the indemnification obligations in this Section 4.9.

         5. Conditions to the Company's Obligation to Sell. The obligation of the Company hereunder to issue and sell the Shares and Warrants to the Investors at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived in writing by the Company at any time in its sole discretion:

                  5.1 All of the Investors shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

                  5.2 All of the Investors shall have delivered the Purchase Price in accordance with Section 1.2 above.

                  5.3 The representations and warranties of all of the Investors shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and all of the Investors shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investors at or prior to the Closing Date.

                  5.4 No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

         6. Conditions to Each Investor's Obligation to Purchase. The obligation of each Investor hereunder to purchase the Shares and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Investor's sole benefit and may be waived in writing by such Investor at any time in its sole discretion:

                  6.1 The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Investor.

                  6.2 The Company shall have delivered to such Investor duly executed certificates (in such denominations as the Investor shall request) representing the Shares and duly executed Warrants in accordance with Section
1.2 above.

                  6.3 The Shares shall be authorized for quotation on The Nasdaq National Market and trading in the Common Stock or The Nasdaq National Market generally shall not have been suspended or be under threat of suspension by the SEC or any governing body of The Nasdaq Stock Market.

                  6.4 The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Investor shall have received a certificate or certificates, executed by the chief executive officer and chief financial officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Investor including, but not limited to, certificates with respect to the Company's Certificate of Incorporation, Bylaws and Board of Directors' resolutions relating to the transactions contemplated hereby.

                  6.5 No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  6.6 The Company shall have provided advance notice to The Nasdaq Stock Market of the issuance of the Shares and Warrant Shares if so required by the rules applicable thereto.

                  6.7 The Investor shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Investor and in substantially the same form as Exhibit C attached hereto.

                  6.8 From the date of this Agreement through the Closing Date, there shall not have occurred any Material Adverse Effect.

         7.       Governing Law; Miscellaneous.

                  7.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in the State of Delaware (without regard to principles of conflict of laws). Both parties irrevocably consent to the exclusive jurisdiction of the United States federal courts and the state courts located in Delaware with respect to any suit or proceeding based on or arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Investor irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company and each Investor further agrees that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. Each of the parties agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                  7.2 Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed signature page to be physically delivered to the other parties within five (5) days of its execution.

                  7.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  7.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  7.5 Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investors make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and, by the Investors as provided in Section 7.14.

                  7.6 Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                       If to the Company:

                                Superconductor Technologies Inc.
                                460 Ward Drive
                                Santa Barbara, California 93111-2310
                                Attention: President and Chief Executive Officer
                                Facsimile: (805) 683-9496
                                Telephone: (805) 690-4500

                       With copy to:

                                Guth|Christopher LLP
                                10866 Wilshire Boulevard
                                Suite 1250
                                Los Angeles, California 90024
                                Attention: Daniel G. Christopher, Esq.
                                Facsimile: (310) 470-8354
                                Telephone: (310) 474-8809

         If to an Investor: To the address set forth immediately next to such Investor's name on the signature pages hereto.

         Each party shall provide notice to the other party of any change in address.

                  7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2.7, the rights and obligations of an Investor under this Agreement shall be automatically assigned by such Investor to any transferee of all or any portion of such Investor's Shares in any private transfer of such Shares. Upon any transfer permitted by this Section 7.7 and made in accordance with Section 2.7, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee were named as an Investor herein. Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

                  7.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  7.9 Survival. The representations and warranties of the Company and the agreements and covenants of the Company shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of the Investors; provided that the representations and warranties made to any Investor in Section 3 shall terminate on the earlier of (i) two (2) years from the date of discovery by such Investor of a breach thereof and (ii) three
(3) years from the Closing Date.

                  7.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  7.11 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. With respect to the Company, "knowledge" shall mean the actual knowledge of the Company's directors, its Chief Executive Officer, Chief Financial Officer, Chief Technology Officer or any Vice President.

                  7.12 Equitable Relief. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other parties by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, each party acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by such party of the provisions of this Agreement, that the other parties shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                  7.13 Termination. In the event that the Closing Date shall not have occurred on or before June 30, 2003, unless the Company and the Investors agree otherwise in writing, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

                  7.14 Determinations. Except as otherwise expressly provided herein, all consents, approvals and other determinations to be made by the Investors pursuant to this

Agreement and all waivers and amendments to or of any provisions in this Agreement to be binding upon an Investor shall be made by such Investor.

                  7.15 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith, except that the Company shall (a) pay at the Closing the reasonable fees and expenses of counsel to each Investor (not to exceed $30,000 in the aggregate for the work performed up to and including the date hereof) related to the negotiation of this Agreement and the other Transaction Documents, and (b) reimburse the Investors upon demand for all reasonable out-of-pocket expenses incurred by the Investors, including without limitation reimbursement of attorneys' fees and disbursements, in connection with any amendment, modification or waiver of this Agreement or the other Transaction Documents.

                  7.16 Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Shares and Warrants pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

              *** [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] ***

                 Signature Page to Securities Purchase Agreement

         IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                        "COMPANY"

                                        SUPERCONDUCTOR TECHNOLOGIES INC.

                                        By:_____________________________________
                                           M. Peter Thomas
                                           President and Chief Executive Officer

                                        "INVESTORS"

RESIDENCE:________________
                                        _________________________________
Investment Amount: $
                  -------------
Common Shares:_________________
Warrant Shares:________________
                                        By:_____________________________________
Address for Notice:
Mr._______________________              Title:__________________________________
__________________________
__________________________
__________________________
Ph:_______________________
Fx:_______________________

                                       B-1